PERSPECTIVE II
                                                     (10/10)
VARIABLE AND FIXED
ANNUITY APPLICATION (VA620)
Home Office: Lansing, Michigan
www.jackson.com
First Class Mail: P.O. Box 30314
Customer Care: 800-873-5654
Lansing, MI 48909-7814
Bank or Financial Institution Customer Care: 800-777-7779
Fax: 800-943-6761
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
(and/or Joint
Owner) is not a
Social Security Number
or
Tax I.D. Number
Male
Female
U.S. Citizen
Sex
and/or a U.S.
U.S. Citizen
Yes
No
Resident, Form
W-9 or Form
First Name
Middle Name
Last Name
W-8BEN (as
applicable) is
required with
application.
Non-Natural Owner/Entity Name (if applicable)
If Owner is a
Trust, Trustee
Certification
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
form X5335 or
trust
/
/
(
)
documents are
required with
Physical Address Line 1 (No P.O. Boxes)
Line 2
application.
It is required
for Good
City
State
ZIP Code
Order that you
provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
City
State
ZIP Code
different from
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
VDA 620 04/10

V620 10/10

LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
For additional
Individual Name (First, Middle, Last) or Non-Natural Entity Name
beneficiaries,
please attach a
separate sheet,
signed and
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
dated by the
Owner, which
/
/
includes names,
percentages,
and other
Primary
Contingent
%
Percentage of Death Benefit
required
information.
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
/
/
VDA 620 04/10

V620 10/10

LONG-TERM SMART
Make all
Premium Payment
checks
Select method of payment
payable to
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson will
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
issue Annuity
Stretch IRA
Cash Balance-Defined Benefit
SEP
Type per the
bold
Roth IRA:
Cash Balance-Defined Contribution
ORP:
headings.
Roth Conversion
HR-10 (Keogh) Plan
ORP
Roth IRA*
Money Purchase
Texas ORP
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
Year:________ $___________
Roth 401(k)
Charitable Remainder
Year:________ $___________
Target Benefit Plan
Annuity Trust
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
Statement Regarding Existing Policies or Annuity Contracts
It is required
I
(We) certify that:
(please select one)
for Good Order
I(We) do not have any existing life insurance policies or annuity contracts.
that this entire
section be
I(We) do have existing life insurance policies or annuity contracts.
completed.
Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you
COMPLETE
must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations
X0512
"REPLACEMENT
may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.
OF LIFE
Yes
No
If yes, complete the
following Company
 Are you replacing an existing life insurance policy or annuity contract?
INSURANCE OR
information.
ANNUITIES"
Company name
Contract number
Anticipated amount
WHERE
REQUIRED
$
(must be
dated on or
before the
$
Application
Sign Date to be
$
in Good
Order).
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. If you have already, entire section
or plan to submit a transfer request to the surrendering institution, please select "Yes" under "Client Initiated."
be completed.
Jackson will only request the funds if this section is left blank or checked "No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, the Company will default
/
/
to the Latest Income Date as shown in the Contract.
VDA 620 04/10

V620 10/10

SM

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1
2
3
4
5
6
7

LONG-TERM SMART
Optional Death Benefits All optional death benefits may not be available in all states and once selected cannot be changed.
If no Optional
Death Benefit
Select only one of the following. May not be selected in combination with LifeGuard Freedom 6
DB.
is selected
your
5% Roll-Up Death Benefit
(4% if the owner is age 70 or older on the date of issue)
(Ages 0-79)
beneficiary(ies)
With Highest Quarterly Anniversary Value Death Benefit
will receive the
standard
Without Highest Quarterly Anniversary Value Death Benefit
death benefit.
Please see the
6% Roll-Up Death Benefit
(5% if the Owner is age 70 or older on the date of issue)
(Ages 0-79)
prospectus for
With Highest Quarterly Anniversary Value Death Benefit
details.
Without Highest Quarterly Anniversary Value Death Benefit
Optional
Death
Highest Quarterly Anniversary Value Death Benefit
(Ages 0-79)
Benefits and
Other
Optional
Other Optional Benefits All optional benefits may not be available in all states and once selected cannot be changed.
Benefits:
Additional
Guaranteed Living Benefit Options
Guaranteed Living Benefit Options (Cont.)
charges will
(May select only one GMWB or GMAB)
GMWB
(Guaranteed Minimum Withdrawal Benefits)
apply. Please
see the
GMWB For Life
SafeGuard Max
(Ages 0-85)
prospectus
(For Life Guaranteed Minimum Withdrawal Benefits)
GMWB with 5-Year Step-Up
for details.
LifeGuard Freedom 6
(Ages 45-80)
AutoGuard
5
(Ages 0-80)
Election Age
For Life GMWB with Bonus & Annual Step-Up
5% GMWB with Annual Step-Up
limitations

LifeGuard Freedom 6 DB
(Ages 45-75)
AutoGuard 6
(Ages 0-80)
apply based
For Life GMWB with Bonus, Annual Step-Up & Death Benefit
6% GMWB with Annual Step-Up
on the age of
the Owner(s)
2,3,4
LifeGuard Freedom 6 w/ Joint Option
(Ages 45-80)
GMAB
(Guaranteed Minimum Accumulation Benefit)
or Covered
Joint For Life GMWB with Bonus & Annual Step-Up
Lives.
Jackson GMAB 6 (Ages 0-80)
LifeGuard Freedom 6 Net
(Ages 45-80)
For Life GMWB with Bonus, Annual Step-Up,
Contract Enhancement Options
& Earnings-Sensitive Withdrawal Amount
(May select only one)
(Ages 0-87)
2,3,4
LifeGuard Freedom 6 Net w/ Joint Option
(Ages 45-80)
5% of first-year premium
Joint For Life GMWB with Bonus, Annual Step-Up,
4% of first-year premium
& Earnings-Sensitive Withdrawal Amount
3% of first-year premium

Jackson Select
(Ages 55-80)
2% of first-year premium
For Life GMWB with Bonus, GWB Adjustment,
Annual Step-Up, & Transfer of Assets
Withdrawal Options
2,3,4,5

Jackson Select w/ Joint Option
(Ages 55-80)
20% Free Withdrawal Benefit
(Ages 0-90)
Joint For Life GMWB with Bonus, GWB Adjustment,
5-Year Withdrawal Charge Schedule
(Ages 0-85)
Annual Step-Up, & Transfer of Assets
Earnings Protection Benefit
EarningsMax
(Ages 0-75)
May not be selected in combination with an Optional Death Benefit.
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the
Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required. Please ensure the Primary Beneficiary section on Page 2 (including the
"Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent
Annuitant. If selected, the 3, 5, and 7-Year Fixed Account Options and the Capital Protection Program are not available. The total number of allocations in the Premium Allocation section may not exceed 17.
May not be selected in combination with a Contract Enhancement or with the Capital Protection Program. Premium payments will not be accepted after 90 days from the Issue Date. The required allocation percentage can be obtained from the Company. The total number of allocations in the Premium Allocation section may not exceed 17.
May not be selected in combination with either the 3%, 4% or 5% Contract Enhancements.
VDA 620 04/10

V620 10/10

LONG-TERM SMART
Premium Allocation
JNL®
JNL/JPMorgan
JNL/Oppenheimer
Tell us how you
% Institutional Alt 20
% International Value
want your
% Global Growth
annuity
% Institutional Alt 35
% MidCap Growth
premiums
JNL/PAM
invested.
% Institutional Alt 50
% U.S. Government &
Quality Bond
% Asia ex-Japan
TOTAL
% Institutional Alt 65
ALLOCATION
% China-India
MUST EQUAL
JNL/AIM
JNL/Lazard
100%.
% International Growth
JNL/PIMCO
% Emerging Markets
% Large Cap Growth
% Real Return
% Mid Cap Equity
% Global Real Estate
% Total Return Bond
Total number
% Small Cap Growth
of allocation
JNL/PPM America
selections may
JNL/M&G
JNL/American Funds®
not exceed 18.
% High Yield Bond
% Global Basics
Blue Chip Income
%
% Mid Cap Value
and Growth
% Global Leaders
% Small Cap Value
% Global Bond
All premium
% Value Equity
Global Small
allocation
%
JNL/Mellon Capital Management
options may
Capitalization
JNL/Red Rocks
% JNL 5
not be available
% Growth-Income
% Listed Private Equity
in all states.
% Dow

Restrictions
% International
% S&P 10
may apply at
JNL/Select
% New World
Jackson's
% Global 15
% Balanced
discretion on a
% 25
JNL/Capital Guardian
non-
% Money Market
discriminatory
% Global Balanced
% Select Small-Cap
% Value
basis.
Global Diversified
% JNL Optimized 5
%
Research
% VIP
JNL/T. Rowe Price
% U.S. Growth Equity
% Dow Dividend
% Established Growth
JNL/Credit Suisse
% European 30
% Mid-Cap Growth
% Commodity Securities
% Nasdaq 25
% Short-Term Bond
% Long/Short
% NYSE International 25
% Value
% Pacific Rim 30
JNL/Eagle
% S&P 24
JNL/S&P Strategic
% Core Equity
% S&P 4
% S&P SMid 60
% SmallCap Equity
% Competitive Advantage
% Value Line

JNL/Franklin Templeton
% S&P 500 Index
% Dividend Income &
Growth
% Founding Strategy
% S&P 400 MidCap Index
% Intrinsic Value
% Global Growth
% Small Cap Index
% Total Yield
% Income
% International Index
% International Small
% Bond Index
JNL/S&P Managed
Cap Growth
% Index 5
% Conservative
% Mutual Shares
% Moderate
% 10 x 10
% Small Cap Value
% Moderate Growth
% Communications Sector
% Growth
JNL/Goldman Sachs
% Consumer Brands Sector
% Core Plus Bond
% Aggressive Growth
% Financial Sector
% Emerging Markets Debt
% Healthcare Sector
JNL/S&P Disciplined
% Mid Cap Value
% Oil & Gas Sector
% Moderate
% Technology Sector
JNL/Ivy
% Moderate Growth
% Asset Strategy
% Global Alpha
% Growth
PREMIUM ALLOCATIONS CONTINUED ON PAGE 6.
VDA 620 04/10

V620 10/10

LONG-TERM SMART
Premium Allocation
(Cont. from page 5)
See the NOTE
Fixed Account Options
for some
% 1-Year
important
terms regarding
% 3-Year
the Fixed
Account
% 5-Year
Options.
% 7-Year
NOTE: The Contract permits Jackson without advance notice to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.
Systematic Investment (periodic premium reallocation programs)
Only the
Automatic Rebalancing. The 3-, 5- and 7-Year Fixed
DCA+ ($15,000 contract minimum)
Investment
Account Options are not available for Automatic
_______ % 6-month
Division(s) and
Rebalancing.
the 1-Year Fixed
_______ % 12-month
Frequency:
Account Option
If DCA+ is selected, you must allocate Designated
(subject to
Monthly
Quarterly
Semiannually
Annually
Option(s) using Systematic Investment Form
availability) as
Start Date (mm/dd/yyyy) ___________________________
selected in the
(V2375).
Premium
Note: If no date is selected, the program will begin
DCA+ provides an automatic monthly transfer to the
Allocation
one month/quarter/half-year/year
(depending on the
selected Investment Division(s) so the entire amount
section will
frequency you selected) from the date Jackson applies
invested in this program, plus earnings, will be
participate in
the first premium payment. If no frequency is selected, the
transferred by the end of the DCA+ term selected. If
Automatic
frequency will be annual. No transfers will be made on
selected, the total number of elections in the Premium
Rebalancing.
days
29, 30 or 31, unless set up on annual frequency.
Allocation section may not exceed 17.
Capital Protection Program
Yes
No
(If no selection is made, Jackson will default to "No.")
If you marked "Yes," which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.
1-Year
3-Year
5-Year
7-Year
Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation section on pages 5 and 6.
Telephone and Electronic Transfers Authorization
By checking "Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our)
Producer/Representative subject to Jackson's administrative procedures. This authorization is not extended to
Authorized Callers.
Yes
No
Do you authorize these types of transfers?
Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction.
If no election is made, Jackson will default to "No" for residents of Nebraska, New Hampshire and North Dakota and to "Yes" for residents of all other states.
VDA 620 04/10

V620 10/10

LONG-TERM SMART
Electronic Delivery Authorization
I agree to receive documents electronically:
Check the
ALL DOCUMENTS
boxes next to
Quarterly statements
Prospectuses and prospectus supplements
the types of
documents
Periodic and immediate confirmation statements
Proxy and other voting materials
you wish to
receive
Annual and Semi-Annual reports
Other Contract-related correspondence
electronically.
If an email
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by address is
email or by notice to you of a document's availability on Jackson's website. Certain types of correspondence may provided, but
continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's no document
website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.
type is
selected, the
My email address is:_________________________________________. I (We) will notify the company of any new selection will
default to "All
email address.
Documents."
The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let
Jackson know if that email address changes. We may need to notify you of a document's availability through email.
You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
your
Producer/Rep
/
/
to receive
Contract
First Name
Middle Name
Last Name
information
via telephone,
please list that
individual's
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
information
here.
/
/
VDA 620 04/10

V620 10/10

LONG-TERM SMART
Notice to Applicant
ARKANSAS, COLORADO, KENTUCKY, LOUISIANA,Regulatory Agencies.
MAINE, NEW MEXICO, OHIO, PENNSYLVANIA, AND
DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE:
WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any
WARNING: It is a crime to provide false or misleading
person who knowingly, and with intent to defraud
information to an insurer for the purpose of defrauding
any insurance company or other person, files an
the insurer or any other person. Penalties include
application for insurance or statement of claim
imprisonment and/or fines. In addition, an insurer may
containing any materially false information or
deny insurance benefits, if false information materially
conceals for the purpose of misleading, information
related to a claim was provided by the applicant.
concerning any fact material thereto, commits a
NEW JERSEY RESIDENTS, PLEASE NOTE: Any person
fraudulent insurance act, which is a crime and
who includes any false or misleading information on an
subjects such person to criminal and civil penalties.
application for an insurance policy is subject to criminal
In COLORADO, any insurance company, or agent of an
and civil penalties.
insurance company, who knowingly provides false,
RHODE ISLAND RESIDENTS, PLEASE NOTE: Any person
incomplete, or misleading facts or information to a
who knowingly presents a false or fraudulent claim for
policyholder or claimant for the purpose of defrauding,
payment of a loss or benefit or knowingly presents false
or attempting to defraud, the policyholder or claimant
information in an application for insurance is guilty of a
with regard to a settlement or award payable from
crime and may be subject to fines and confinement in
insurance proceeds, shall be reported to the Colorado
prison.
Division of Insurance within the Department of
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. I (We) have read and understand the supplemental document regarding the Fixed Account, including the limitations and restrictions on the allocations of premium and transfers that may be imposed without any advance notice. I (We) also understand that the protections of the federal securities laws do not extend to the Fixed Account
Options.
6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 8. I (We)
understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination
Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. For additional details, please refer to the supplemental document regarding the Fixed Account.
9. I (We) understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred.
10. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint
 Annuitant, or Contingent Annuitant, if applicable, stated in this application are true and correctly recorded.
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
It is required for
Good Order
/
/
that all
applicable
Owner's Title (required if owned by an Entity)
parties to the
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
VDA 620 04/10

V620 10/10

LONG-TERM SMART
Producer/Representative Acknowledgements
Complete this
certification
I certify that:
regarding
I did not use sales material(s) during the presentation of this Jackson product to the applicant.
sales material
section only if:
I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.
Your client
In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
has other
existing
By signing this form, I certify that:
policies or
1. I am authorized and qualified to discuss the Contract herein applied for.
annuity
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this contracts
transaction is suitable given the client's financial situation and needs.
AND
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
Will be either
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that terminating
this replacement (if applicable) is consistent with that position.
any of those
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the existing
best of my knowledge and belief.
policies or
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being using the
replaced is true and accurate to the best of my knowledge and belief.
funds from
existing
7. I have complied with requirements for disclosures and/or replacements as necessary.
policies to
fund this new
Contract.
Jackson Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A B
C
D E
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).
Order that all
Producer/Rep
numbers be
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
VDA 620 04/10

V620 10/10